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Exhibit 10.7.7      Quaker City Bank Change in Control Agreement Renewal and
                    Extension Acknowledgment between Quaker City Bank and Dwight L. Wilson dated July 1, 2001.



                                QUAKER CITY BANK
                          CHANGE IN CONTROL AGREEMENT
                      RENEWAL AND EXTENSION ACKNOWLEDGMENT



Name of Participant:              Dwight L. Wilson
                    -------------------------------------------------



The undersigned participant does hereby acknowledge that, at their regularly scheduled meeting on June 21, 2001, the Board of Directors of Quaker City Bank acted to renew and extend the Quaker City Bank Change in Control Agreement with the undersigned participant to a full twenty-four (24) month term, until June 30, 2003.


Dated this     1st     day of        July           , A.D.,      2001          .
           ---     ---        ------      ----------        ----      ---------



                              QUAKER CITY BANK


  /s/ Dwight L. Wilson        By:  /s/ Frederic R. McGill
-------------------------        --------------------------
Participant                      President